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of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the
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guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice.
The information set forth above has been obtained from or based upon sources believed by
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This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and
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purchase.

Credit Suisse First Boston
Centex 2004-A Mortgage Portfolio
Statistical Pool (cutoff date: 12/1/03)
26 records
Balance 500K+

1. Product Type

	Number of	Statistical	% of Statistical
	Home Equity	Calculation Date	Calculation Date
Product Type	Loans	Loan Balance	Loan Balance
Fixed Rate	8	$5,476,924.88	34.98%
2/28 ARM	15	8,507,887.93	54
3/27 ARM	3	1,671,440.22	11
Total:	26	$15,656,253.03	100.00%

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2. Lien

	Number of	Statistical	% of Statistical
	Home Equity	Calculation Date	Calculation Date
Lien	Loans	Loan Balance	Loan Balance
First Lien	26	$15,656,253.03	100.00%
Total:	26	$15,656,253.03	100.00%

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3. Combined Loan-to-Value

	Number of	Statistical	% of Statistical
	Home Equity	Calculation Date	Calculation Date
Combined Loan-to-Value	Loans	Loan Balance	Loan Balance
55.01 - 60.00	1	$771,529.26	4.93%
70.01 - 75.00	4	2,625,197.76	17
75.01 - 80.00	9	5,424,749.35	35
80.01 - 85.00	5	2,658,926.67	17
85.01 - 90.00	5	3,075,653.77	20
90.01 - 95.00	2	1,100,196.22	7
Total:	26	$15,656,253.03	100.00%
Minimum: 55.210
Maximum: 91.120
Weighted Average: 80.362

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4. Coupon Rates

	Number of	Statistical	% of Statistical
	Home Equity	Calculation Date	Calculation Date
Coupon Rates	Loans	Loan Balance	Loan Balance
5.001 - 5.500	5	$2,938,718.54	18.77%
5.501 - 6.000	9	5,460,520.50	35
6.001 - 6.500	2	1,291,211.00	8
6.501 - 7.000	5	3,064,582.97	20
7.001 - 7.500	3	1,795,578.10	11
8.001 - 8.500	1	581,641.92	4
10.001 - 10.500	1	524,000.00	3
Total:	26	$15,656,253.03	100.00%
Minimum: 5.250%
Maximum: 10.500%
Weighted Average: 6.436%

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5. Loan Balances

	Number of	Statistical	% of Statistical
	Home Equity	Calculation Date	Calculation Date
Loan Balances	Loans	Loan Balance	Loan Balance
500,001 - 520,000	4	$2,053,426.70	13.12%
520,001 - 540,000	6	3,177,746.66	20
540,001 - 560,000	3	1,662,790.07	11
560,001 - 580,000	1	569,509.23	4
580,001 - 600,000	3	1,768,481.34	11
600,001 - 620,000	1	613,542.65	4
620,001 - 640,000	1	624,610.76	4
680,001 - 700,000	1	682,865.74	4
700,001 - 720,000	2	1,422,184.91	9
740,001 - 760,000	2	1,497,000.30	10
760,001 - 780,000	1	771,529.26	5
800,001 >=	1	812,565.41	5
Total:	26	$15,656,253.03	100.00%
Minimum: $501,457.52
Maximum: $812,565.41
Average: $602,163.58

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6. Property Type

	Number of	Statistical	% of Statistical
	Home Equity	Calculation Date	Calculation Date
Property Type	Loans	Loan Balance	Loan Balance
Single Family	17	$10,435,189.72	66.65%
PUD	9	5,221,063.31	33
Total:	26	$15,656,253.03	100.00%

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7. Original Term

	Number of	Statistical	% of Statistical
	Home Equity	Calculation Date	Calculation Date
Original Term	Loans	Loan Balance	Loan Balance
360	26	$15,656,253.03	100.00%
Total:	26	$15,656,253.03	100.00%
Minimum: 360
Maximum: 360
Weighted Average: 360

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8. Remaining Term

	Number of	Statistical	% of Statistical
	Home Equity	Calculation Date	Calculation Date
Remaining Term	Loans	Loan Balance	Loan Balance
356	1	$539,343.27	3.44%
357	5	2,979,773.48	19
358	11	6,939,353.30	44
359	8	4,673,782.98	30
360	1	524,000.00	3
Total:	26	$15,656,253.03	100.00%
Minimum: 356
Maximum: 360
Weighted Average: 358

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9. Occupancy Type

	Number of	Statistical	% of Statistical
	Home Equity	Calculation Date	Calculation Date
Occupancy Type	Loans	Loan Balance	Loan Balance
Primary Home	26	$15,656,253.03	100.00%
Total:	26	$15,656,253.03	100.00%

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10. Documentation Type

	Number of	Statistical	% of Statistical
	Home Equity	Calculation Date	Calculation Date
Documentation Type	Loans	Loan Balance	Loan Balance
Full Documentation	26	$15,656,253.03	100.00%
Total:	26	$15,656,253.03	100.00%

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11. Credit Grade

	Number of	Statistical	% of Statistical
	Home Equity	Calculation Date	Calculation Date
Credit Grade	Loans	Loan Balance	Loan Balance
A1	17	$10,209,085.71	65.21%
A2	2	1,060,869.85	7
A+	6	3,862,297.47	25
B	1	524,000.00	3
Total:	26	$15,656,253.03	100.00%

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12. FICO

	Number of	Statistical	% of Statistical
	Home Equity	Calculation Date	Calculation Date
FICO	Loans	Loan Balance	Loan Balance
551 - 575	1	$581,641.92	3.72%
576 - 600	6	3,391,157.61	22
601 - 625	4	2,533,619.74	16
626 - 650	9	5,286,926.59	34
651 - 675	4	2,373,543.10	15
676 - 700	1	771,529.26	5
726 - 750	1	717,834.81	5
Total:	26	$15,656,253.03	100.00%
Minimum Non-zero: 564
Maximum: 736
Weighted Average: 633

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13. Prepayment Penalty

	Number of	Statistical	% of Statistical
	Home Equity	Calculation Date	Calculation Date
Prepayment Penalty	Loans	Loan Balance	Loan Balance
Prepayment Penalty	17	$10,281,536.31	65.67%
No Prepayment Penalty	9	5,374,716.72	34
Total:	26	$15,656,253.03	100.00%

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14. Loan Purpose

	Number of	Statistical	% of Statistical
	Home Equity	Calculation Date	Calculation Date
Loan Purpose	Loans	Loan Balance	Loan Balance
Purchase	6	$3,352,570.74	21.41%
Refinance	4	2,374,801.45	15
Cash-out Refi	16	9,928,880.84	63
Total:	26	$15,656,253.03	100.00%

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15. State

	Number of	Statistical	% of Statistical
	Home Equity	Calculation Date	Calculation Date
State	Loans	Loan Balance	Loan Balance
California	10	$6,170,667.79	39.41%
Colorado	1	552,089.96	4
Florida	2	1,102,690.52	7
Maryland	1	682,865.74	4
Massachusetts	1	524,000.00	3
Michigan	1	597,882.04	4
Minnesota	1	558,804.86	4
Mississippi	1	526,843.95	3
Missouri	1	521,526.58	3
New Jersey	2	1,144,292.50	7
Ohio	1	581,641.92	4
Pennsylvania	2	1,382,074.64	9
Virginia	2	1,310,872.53	8
Total:	26	$15,656,253.03	100.00%

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1/5/04 18:05